THE NEEDHAM FUNDS, INC.

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                              NEEDHAM GROWTH FUND
                         NEEDHAM AGGRESSIVE GROWTH FUND
                                445 Park Avenue
                          New York, New York 10022-2606

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      The Growth Fund seeks long-term capital appreciation by primarily investing in the equity securities of public companies with strong, above-average prospective long-term growth rates at value prices.

      The Aggressive Growth Fund seeks long-term capital appreciation by primarily investing in the equity securities of public companies with strong, above-average prospective long-term growth rates.

      The Growth Fund and the Aggressive Growth Fund are each a series of The Needham Funds, Inc., which is an open-end management investment company under the Investment Company Act of 1940.

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                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 19, 2002

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      This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Funds, dated April 19, 2002, a copy of which may be obtained at no charge by contacting the Funds' administrator, PFPC Inc., P.O. Box 8949, Wilmington, DE 19899-8949 or by calling 1-800-625-7071.

                                TABLE OF CONTENTS

                                                                            Page

                               TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS AND INVESTMENT OBJECTIVES AND POLICIES ...........    1

INVESTMENT RESTRICTIONS ...................................................   10

INVESTMENT ADVISER ........................................................   12

THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES ............................   13

TRANSFER AGENCY, ADMINISTRATION SERVICES, FUND ACCOUNTING AND
    OTHER SERVICES ........................................................   15

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   16

MANAGEMENT ................................................................   18

PURCHASE AND REDEMPTION OF SHARES .........................................   20

NET ASSET VALUE ...........................................................   21

PERFORMANCE INFORMATION ...................................................   22

TAX-SHELTERED RETIREMENT PLANS ............................................   24

TAXES .....................................................................   24

         Taxation of the Funds -- In General ...............................  24

         Taxation of the Funds' Investments ...............................   25

         Taxation of the Shareholders .....................................   27

ORGANIZATION AND CAPITALIZATION ...........................................   30

FINANCIAL STATEMENTS ......................................................   32

         DESCRIPTION OF THE FUNDS AND INVESTMENT OBJECTIVES AND POLICIES

      The Needham Funds, Inc. is an open-end management investment company organized as a corporation under the laws of the State of Maryland on October 12, 1995. This Statement of Additional Information relates to the Growth Fund and the Aggressive Growth Fund (each a "Fund" and together, the "Funds") which are each a series of The Needham Funds, Inc.

      The Needham Funds, Inc. is a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds are each offered on a no-load basis.

      The Growth Fund seeks long-term capital appreciation through investing in equity securities of growth companies with superior long-term growth rates. The Aggressive Growth Fund seeks long-term capital appreciation by primarily investing in equity securities of public companies with strong, above-average prospective long-term growth rates. Under normal conditions, each Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of each Fund's assets may be held in cash or invested in other securities, including equity securities of smaller companies, common stock equivalents (mainly securities exchangeable for common stock), options, futures and various corporate debt instruments.

      In addition to the principal investment strategies and techniques and the principal risks of the Funds described in the Prospectus, the Funds may utilize other investment techniques and may be subject to the additional risks which are described below.

            Debt Securities

      The Funds may buy debt securities of all types issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit. Under normal conditions, each Fund may invest a maximum of 35% of its total assets in debt securities.

            Lower-Rated Debt Securities

      The Funds may purchase lower-rated debt securities, sometimes referred to as "junk" or "high yield bonds" (those rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). However, no more than 10% of each Fund's total assets (such 10% also being included in the 35% limitation stated above) may be invested in non-investment grade debt securities. These securities are considered to be highly speculative, may have poor prospects of attaining investment standing and may be in default. Like those of other fixed-income securities, the value of lower-rated securities fluctuates in response to changes in interest rates. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.

      The lower ratings of certain securities held by the Funds reflect the greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both may impair the ability of the issuer to make payments of interest and principal. A number of factors, including the ability of the issuer to make timely payments, could lessen liquidity and limit the Funds' ability to sell at prices approximating the values placed on such securities. In the absence of a liquid trading market for securities held by the Funds, it may be difficult to establish the fair market value of these securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

      Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

      Issuers of lower-rated securities are often highly leveraged and, consequently, their ability to service their debt during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may be unable to repay debt at maturity by refinancing. The risk of loss due to default is significantly greater because such securities frequently are unsecured and subordinated to senior indebtedness. Certain of the lower-rated securities in which the Funds may invest are issued to raise funds in connection with the acquisition of a company. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

      In order to enforce its rights in the event of a default under such securities, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Funds may also be limited in their ability to enforce their rights and may incur greater costs in enforcing their rights in the event an issuer becomes the subject of bankruptcy proceedings.

            Other Debt Securities

      Zero-coupon securities are debt securities which are usually issued at a deep discount and do not provide for payment of interest prior to maturity. Even though zero-coupon securities do not pay current interest in cash, the Funds are nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to their respective shareholders. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements.

      When other debt obligations are stripped of their unmatured interest coupons by the holder, the stripped coupons are sometimes sold separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Purchasers of stripped principal obligations acquire, in effect, discount obligations that are economically identical to zero-coupon bonds.

            Investing In Convertible Securities

      The Funds may invest in convertible securities: that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

      Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero-coupon securities, accretion of income) with generally higher yields than common stocks. However, convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

            Investing In Foreign Securities

      Certain of the Funds' investments may be of securities in issuers located in countries having repatriation restrictions. Investment in securities subject to repatriation restrictions of more than seven days will be considered illiquid securities and will be subject to each Fund's 15% limitation on investment in illiquid securities.

      Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Further, by investing in foreign securities, the Funds may encounter greater difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

      Because foreign securities typically will be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes will also affect the Funds' income and distributions to shareholders. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations and the Funds therefore may engage in certain foreign currency hedging strategies. Such hedging strategies may include the purchase and sale of foreign currencies on a spot or forward basis or the purchase and sale of options or futures contracts with respect to foreign currencies. Such strategies involve certain investment risks and transaction costs to which the Funds might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, as well as the difficulty of predicting, and the imperfect movements between, exchange rates and currency hedges.

      Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial state of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. There are substantial risks involved in investing in securities issued by developing country companies which are in addition to the usual risks inherent in foreign investments. Some countries in which the Funds may invest may have fixed or managed currencies. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund.

      With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of the U.S. There is generally less government supervision and regulation for exchanges, financial institutions and issuers in foreign countries than there is in the U.S. Moreover, certain foreign investments may be subject to foreign withholding taxes. Foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended securities purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability of the Funds to dispose of a security due to settlement problems could also result either in losses to the Funds due to subsequent declines in value of the security or, if the Funds have entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

            Foreign Currency Transactions

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their respective assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Each Fund may use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through purchasing put and call options on, or by entering into, futures contracts or forward contracts to purchase or sell foreign currencies. See "-- Forward Foreign Currency Exchange Contracts" and "-- Futures and Options Transactions."

      It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

            Forward Foreign Currency Exchange Contracts

      The Funds may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a fixed amount of U.S. dollars or foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. Unlike foreign currency futures contracts, which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      The Funds may enter into forward contracts under various circumstances. For example, a Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the price of the security in U.S. dollars or some other foreign currency which the Fund is holding. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars or other currency for the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against any adverse movements in exchange rates between the time the security is purchased or sold and the date on which payment is made or received. The Funds may also purchase a forward contract to hedge against an anticipated rise in a currency versus the U.S. dollar or other currency, pending investment in a security denominated in that currency.

     The Funds may enter into a forward contract to sell or purchase, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged or purchased are denominated approximating the value of some or all of the portfolio securities to be hedged or purchased. This method of hedging, called cross-hedging, will be used when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem. The Funds are permitted to enter into forward contracts with respect to currencies in which certain of their respective portfolio securities are denominated and on which options have been written.

      In certain of the above circumstances a Fund may have realized fewer gains than had that Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

      PFPC Trust Company, the Funds' Custodian, will place cash or liquid equity or debt securities into a segregated account of each Fund in an amount equal to the value of that Fund's total assets committed to the consummation of forward foreign currency contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Fund's commitments with respect to such contracts. At maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trade obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that a Fund will be able to effect such a closing purchase transaction.

            Futures and Options Transactions

      The use of financial futures contracts and options on such futures contracts may reduce the Funds' exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Funds against fluctuations in the value of securities in which the Funds are about to invest.

      The use of financial futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security will move as anticipated. If prices do not move as anticipated, the Funds may each incur a loss on their respective investment. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities which are being hedged. Third, the effective use of options and futures contracts also depends on the Funds' ability to terminate options and futures positions as desired. There can be no assurance that there will be a sufficiently liquid market for the Funds to effect closing transactions at any particular time or at an acceptable price. If a Fund cannot close a futures position, or if limitations imposed by an exchange or board of trade on which futures contracts are traded prevent that Fund from closing out a contract, that Fund may incur a loss or may be forced to make or take delivery of the underlying securities or currencies at a disadvantageous time.

      In addition, the purchase or sale of futures contracts or sale of options on futures contracts involve the risk that the Funds could lose more than the original margin deposit required to initiate the transaction. The purchase of options on futures contracts involves less potential risk than the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the options plus transaction costs. Although the maximum amount at risk when the Funds purchase an option on a security, currency, index or futures contract is the premium paid for the option plus transaction costs, there may be circumstances when the purchase of an option would result in a loss to the Funds, whereas the purchase of the underlying security, currency or futures contract would not, such as when there is no movement in the level of the underlying security, currency or futures contract. The value of an options or futures position relating to a non-U.S. currency may vary with changes in the value of either the currency involved or the U.S. dollar or both and has no relationship to the investment merits of individual non-U.S. securities held in a hedged investment portfolio.

      The Funds may write covered call options on underlying portfolio securities, whether equity or debt, on stock or bond indexes and on currencies in which the Funds invest. Covered call writing may be used for hedging purposes and for closing long call positions and for achieving incremental income. A call option will be considered covered for a particular Fund if that Fund (i) owns the security or currency underlying the written option, (ii) holds a call option on the underlying security, currency or index with a similar exercise price or
(iii) maintains sufficient cash, cash equivalents or liquid high-grade securities sufficient to cover the exercise price of the option.

      The Funds may also write covered put options. This technique will be used when a Fund seeks to purchase a security, or group of securities in the case of an index option, at a price equal to or less than the prevailing market price at the time of the put sale. The Funds may also sell covered puts for achieving incremental income. A put will be considered covered for a particular Fund if that Fund (i) maintains cash, cash equivalents or liquid, high grade debt obligations sufficient to cover the exercise price of the option, (ii) holds a put option on the underlying security with an exercise price equal to or greater than the exercise price of the written put or (iii) where the exercise price of the purchased put is lower than that of the written put, the Fund maintains sufficient cash, cash equivalents or liquid high grade debt obligations equal to the difference. Puts may also be written in order to close long put positions. In calculating the 5% limitation on options, futures and forward transactions, other than for hedging purposes, each Fund shall include the premiums paid on options and options on futures (excluding in-the-money amounts on such options) and the initial margin deposits on its futures positions.

      In order to fix the cost of future purchases, the Funds may purchase calls on equity and debt securities that the Adviser intends to include in the Funds' portfolios. Calls may also be used to participate in an anticipated price increase of a security without taking on the full risk associated with actually purchasing the underlying security. The Funds may purchase puts to hedge against a decline in the market value of portfolio securities.

            Repurchase Agreements and Reverse Repurchase Agreements

     The Funds will only enter into repurchase agreements where (i) the underlying securities are of the type which the Funds' investment policies would allow the Funds to purchase directly, (ii) the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities.

      The Funds may enter into reverse repurchase agreements in which the Funds sell securities and agree to repurchase them at a mutually agreed date and price. Generally, the Funds will be able to keep the interest income associated with those portfolio securities while the securities reside with the other party to the agreement. Such transactions are advantageous to a Fund if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash raised through the transaction.

      Reverse repurchase agreements involve the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the other party under a reverse repurchase agreement becomes bankrupt or insolvent, the Funds' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities.

            Securities Lending

     The Funds may lend their respective portfolio securities, provided that with regard to each Fund (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned, (ii) the Fund may at any time call the loan and regain the securities loaned, (iii) the Fund will receive any interest or dividends paid on the loaned securities, and (iv) the aggregate market value of securities loaned will not at any time exceed such percentage of the total assets of the Fund as the Directors may establish, but not to exceed 20%, including repurchase agreements. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.
      Before a Fund enters into a loan, the Adviser considers the relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

            Indexed Securities

      The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities largely depends on the performance of the security, currency, commodity or other instrument to which they are indexed, as well as general economic factors in the U.S. or abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument itself.

            Additional Risks Associated with Hedging Instruments

      The Funds' ability to hedge effectively all or a portion of their securities depends upon the ability of the Adviser to predict correctly the degree to which price movements of securities held in the Funds' portfolios correlate to the price movements of the relevant hedging instruments. In addition, the effectiveness of any hedging strategy using index options, index futures, interest rate options or interest rate futures depends upon the correlation between the components of the underlying index and the securities held by the Funds.

            Other Permitted Investments

      The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and applicable rules thereunder. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses thus would be in addition to the advisory and other expenses that each Fund bears in connection with its own operations.

      The Funds may also purchase or sell portfolio securities on a when-issued or delayed delivery basis in compliance with applicable 1940 Act guidelines. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to that Fund at the time of entering into the transaction.

      Each Fund may also invest up to 15% of its net assets in illiquid securities, including restricted securities, (i.e., securities that are not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Funds may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Board of Directors of The Needham Funds, Inc. may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by each Fund as fundamental policies and may only be changed with regard to each Fund by the affirmative vote of a majority of that Fund's outstanding shares. The term "majority of that Fund's outstanding shares" means the vote of (i) 67% or more of that Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

      These investment restrictions provide that each Fund may not:

                  1. Make investments for the purpose of exercising control or management of the issuer;

                  2. Purchase or sell real estate or real estate mortgage loans (provided that such restriction shall not apply to securities secured by real estate or an interest therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may deal in forward foreign exchange between currencies and the Fund may purchase and sell interest rate and currency options, futures contracts and related options and indexed notes and commercial paper), or interests or leases in oil, gas or other mineral exploration or development programs (provided that such restriction shall not apply to securities issued by companies which invest in oil, gas or other mineral exploration or development programs);

                  3. Except as described in the Prospectus, purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin);

                  4. Borrow amounts and pledge assets in connection therewith in excess of 25% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure, including to meet redemptions or to settle securities transactions and provided further that no additional investments shall be made while borrowings exceed 5% of total assets;

                  5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, short sales, or entering into permissible reverse repurchase agreements, and options and futures transactions;

                  6. Underwrite any issuance of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

                  7. Make loans of its securities exceeding 20% of its total assets; and

                  8. Invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry.

      As matters of non-fundamental policy, each Fund may not:

                  1. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any one such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or
(iii) 10% of the Fund's total assets, taken at market value, would be invested in such companies' securities. Any purchase by a Fund of securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, shall be made in the open market where no commission results other than customary brokerage commissions;

                  2. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

                  3. With respect to 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any issuer;

                  4. Sell short securities the underlying value of which exceeds 25% of the value of the net assets of the Fund. Any short sale up to such limit must be fully collateralized and each Fund will also limit its short sales in any one issuer's securities to 2% of the value of the Funds's net assets and will not sell short more than 2% of any one class of the issuer's securities.

                  5. Invest in real estate limited partnerships not traded on a national securities exchange, except that a Fund may purchase or sell securities issued by entities engaged in the real estate industry or instruments backed by real estate;

                  6. Invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Fund's net assets, provided that any warrants in which the Fund is short "against the box" will be netted for purposes of this 5% limitation; and

                  7. Invest more than 35% of its total assets in debt securities and invest more than 10% of its total assets in non-investment grade debt securities (such 10% limitation to be included in the 35% limitation).

      These restrictions are not fundamental policies and may be changed with respect to any Fund by the Board of Directors without a shareholder vote, to the extent permitted by applicable law including rules of the Securities and Exchange Commission. Except as otherwise may be specifically stated herein, the Funds' other investment policies stated in this Statement of Additional Information and in the Prospectus are not considered fundamental and may be changed by the Board of Directors at any time without a shareholder vote if and to the extent any such changes are consistent with the requirements of the 1940 Act.

      If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions. The affected Fund shall, however, reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

                               INVESTMENT ADVISER

      The investment adviser of the Funds is Needham Investment Management L.L.C. (the "Adviser"), a Delaware limited liability company, pursuant to an Investment Advisory Agreement with The Needham Funds, Inc., dated as of January 1, 1996, as supplemented (the "Advisory Agreement"). The Adviser furnishes investment programs for the Funds and determines, subject to the overall supervision and review of the Board of Directors, what investments should be purchased, sold and held. The Adviser is ninety-nine percent (99%) owned by Needham & Company, Inc. Each of Messrs. Needham and Michaelson may be deemed to be control persons of Needham & Company, Inc. based upon their positions as officers, directors and/or stockholders of that entity. See "Management" and "The Distributor and the Distribution of the Shares" in this Statement of Additional Information.

      Under the terms of the Advisory Agreement, and at the direction of the Board of Directors, the Adviser maintains records and furnishes or causes to be furnished all required reports or other information concerning the Funds to the extent such records, reports and other information are not maintained by the Funds' Administrator, Shareholder Servicing Agent, Custodian or other agents.

      The Adviser provides the Funds with office space, facilities and certain business equipment and provides the services of consultants and executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all executive and clerical personnel and Directors of The Needham Funds, Inc. if such persons are employees or affiliates of the Adviser or its affiliates.

      The expenses borne by each Fund include: the charges and expenses of the shareholder servicing and dividend disbursing agent; custodian fees and expenses; legal and auditors' fees and expenses; brokerage commissions for portfolio transactions; taxes, if any; the advisory fee; extraordinary expenses (as determined by the Board of Directors of The Needham Funds, Inc.); expenses of shareholder and Director meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders; expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders; expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters); expenses relating to the Amended and Restated Plan of Distribution ("the Plan"); fees of Directors who are not "interested persons" of the Adviser; fidelity bond and errors and omissions insurance premiums; the cost of maintaining the books and records of that Fund; and any other charges and fees not specifically enumerated as an obligation of the Distributor (as hereinafter defined) or Adviser.

      The Advisory Agreement provides that the fee payable by each Fund to the Adviser will be reduced to the extent expenses of that Fund exceed certain limits as specified in the Prospectus and those expenses are in excess of certain expense limitations if and as required by state regulation, and further, that the Adviser will make any other necessary arrangements to limit expenses in accordance with applicable expense limitations unless that Fund has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement, the maximum annual expenses which each Fund may be required to bear, inclusive of the advisory fee but exclusive of interest, taxes, brokerage fees, distribution payments made in accordance with the Plan and extraordinary items, may not exceed the lowest expense limitation imposed by any state in which that Fund is registered or the specified Prospectus expense limit, whichever is lower. The amount of the advisory fee to be paid to the Adviser by each Fund each month will be reduced by the amount, if any, by which the annualized expenses of each Fund for that month exceed the foregoing limitations.

     For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Growth Fund accrued advisory fees of $2,730,665, $891,069 and $332,274 respectively, and the Adviser reimbursed to that Fund or waived other expenses in the amount of $90,979 in 1999. For the fiscal period ended December 31, 2001, the Aggressive Growth Fund accrued advisory fees of $38,024 and the Adviser reimbursed to that Fund or waived other expenses in the amount of $47,070. The advisory fee is accrued daily and paid quarterly. For the 2002 fiscal year, if the aggregate annual expenses of either Fund exceed the amount permissible under the foregoing limitations, then the Adviser has agreed after the end of the 2002 fiscal year to promptly return such advisory fees previously received during such fiscal year equal to the total amount by which expenses exceed the amount of the limitations, and, if necessary, make any other arrangements necessary to maintain each Fund's expenses within such limitations. If aggregate annual expenses are within the limitations during fiscal 2002, however, any excess amount previously withheld will be paid to the Adviser.

     The Advisory Agreement was approved on behalf of the Aggressive Growth Fund on July 19, 2001, by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party. In doing so, the Board of Directors considered the nature and quality of the services to be provided under the Advisory Agreement.

     On October 18, 2001, the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, approved the continuance of the Advisory Agreement for the Growth Fund. In doing so, the Board of Directors considered the nature and quality of the services provided under the Advisory Agreement to such Fund. The Board of Directors reviewed information provided by the Adviser as to its methodology, research and analysis, including, but not limited to, its company visits, which it employs in selecting securities for such Fund. The Board also evaluated the performance of such Fund against its peer group funds and against market indices such as the Russell 2000 Index, the S&P 500 Index and the S&P 400 Midcap Index. Additionally, the Board of Directors reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for the funds comparable in size, character and investment strategy to such Fund. The Board of Directors also considered the fee structure of the Advisory Agreement. After considering all of the foregoing factors, the Board concluded that the continuation of the Advisory Agreement would be in the best interest of such Fund's shareholders.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Fund as long as it is approved at least annually
(i) by a vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) or (ii) by a vote of a majority of the Directors of The Needham Funds, Inc., on behalf of each Fund, including a vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

                 THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES

      Shares of the Funds are offered on a continuous basis and are currently distributed through Needham & Company, Inc., 445 Park Avenue, New York, New York 10022 (the "Distributor"). The Board of Directors of The Needham Funds, Inc. has approved a Distribution and Services Agreement (the "Distribution Agreement") appointing the Distributor as a distributor of shares of the Funds.

      The Distribution Agreement provides that the Distributor will bear the cost and expense of printing and distributing any materials not prepared by the Funds and other materials used by the Distributor in connection with its offering shares of the Funds. Each Fund will pay all fees and expenses in connection with registering and qualifying its shares under Federal and state securities laws.

      To compensate the Distributor and other services providers for the distribution and/or shareholder-related services provided by them, each Fund has adopted the Plan pursuant to Rule 12b-1 under the 1940 Act. Fees paid by the Funds under the Plan will be used for promotional, distribution and shareholder-related services incurred only during the applicable year. Pursuant to the Plan, the service providers are required to provide the Funds at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board of Directors of The Needham Funds, Inc. reviews such reports on a quarterly basis.

      The Plan has been approved on behalf of each Fund by the Board of Directors of The Needham Funds, Inc., including a majority of the Directors who are not "interested persons" of The Needham Funds, Inc. and who have no direct or indirect financial interest in the operation of the Plan. The Plan continues in effect as to each Fund, provided such continuance is approved annually by a vote of the Directors in accordance with the 1940 Act. Information with respect to distribution revenues and expenses will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Plan. In the review of the Plan, the Directors will be asked to take into consideration expenses incurred in connection with the distribution of shares. The Plan may not be amended to increase materially the amount to be spent for the services described therein with respect to any Fund without approval of the shareholders of that Fund, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors who are not "interested persons" of The Needham Funds, Inc. and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 30 days written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of The Needham Funds, Inc. shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their respective shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place.

      The Funds have entered or expect to enter into service agreements with the Distributor and other entities. Though the terms of the Funds' agreements vary, service providers generally are required to provide various shareholder services to the Funds, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders. Payments generally are made under the Plan at the annual rate of 0.25% of the value of each Fund's shares held in accounts maintained by each such service provider. In the case of certain of the Funds' agreements, the Adviser is required to pay an additional 0.10% (or other percentage) of the value of all Fund shares held in such accounts. The Funds are required to make these payments to its service providers regardless of any actual expenses incurred by them.

     The Growth Fund incurred total expenses of $549,977, $178,885 and $66,598 during fiscal years 2001, 2000 and 1999, respectively, under its agreements with the Distributor and other service providers. During fiscal year 2001, the Growth Fund paid or accrued $140,386 to the Distributor, $133,913 to Fidelity and $200,284 to Schwab. During fiscal 2000, the Growth Fund paid or accrued $100,258 to the Distributor, $27,184 to Fidelity and $26,555 to Schwab. During fiscal 1999; the Growth Fund paid or accrued $50,963 to the Distributor, $4,582 to Fidelity and $3,350 to Lehman Brothers.

     The Aggressive Growth Fund incurred total expenses of $7,996 during fiscal period 2001 under its agreements with the Distributor and other service providers. During fiscal period 2001, the Aggressive Growth Fund paid $6,986 to the Distributor and $1,003 to Bear Stearns.

      During the last fiscal year, the Funds paid or incurred the following amounts for the following services under the Plan:

                                                                      Aggressive
                                                        Growth Fund  Growth Fund

    Advertising..........................................  $     --       $ --

    Printing and mailing prospectus to other than current
    shareholders.........................................        --         --

    Compensation to broker-dealers.......................    549,977     7,996

    Compensation to sales personnel......................        --         --

    Other................................................        --         --

                    TRANSFER AGENCY, ADMINISTRATION SERVICES,
                       FUND ACCOUNTING AND OTHER SERVICES

     PFPC Inc. has been retained to perform shareholder servicing, registrar and transfer agent functions for the Funds pursuant to an agreement with The Needham Funds, Inc. PFPC Inc. has also been retained pursuant to a separate agreement to perform certain Fund and shareholder accounting and administrative functions. Subject to certain waivers, each Fund pays a monthly fee at the annual rate of 0.10% on the first $200 million of its average daily net assets and varying percentages on assets above such amount. For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, respectively, the Growth Fund accrued $237,142, $116,614 and $95,000 in transfer agency, administration and accounting fees. For the fiscal period ended December 31, 2001, the Aggressive Growth Fund accrued $4,229 in transfer agency, administration and accounting fees. The principal business address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, DE 19809.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the U.S., these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the U.S. In the case of securities traded on the over-the-counter markets, there are generally no stated commissions, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. The Funds may invest in obligations which are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

      In purchasing and selling each Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

      The Adviser may cause each Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under the Advisory Agreement. The research services provided by broker-dealers can be useful to the Adviser in serving any other clients or clients of the Adviser's affiliates. For each of the years 1999, 2000 and 2001, under 1% of Growth Fund's total brokerage commissions were paid to brokers under arrangements covering research services of the type contemplated by Section 28(e). For the year 2001, under 1% of Aggressive Growth Fund's total brokerage commissions were paid to brokers under arrangements covering research services of the type contemplated by Section 28(e).

     The Board of Directors of The Needham Funds, Inc. periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and reviews the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

      Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund. In addition, the Funds may employ Needham & Company, Inc. (which is the Funds' Distributor) as a broker consistent with the rules under the 1940 Act and the Funds' Rule 17e-1 procedures. For the fiscal year ended December 31, 2001, the Growth Fund paid brokerage commissions of $2,065,402. Of that amount, $82,071 was paid to the Distributor. For the fiscal year ended December 31, 2000, the Growth Fund paid brokerage commissions of $492,424. Of that amount, $41,723 was paid to the Distributor. For the fiscal year ended December 31, 1999, the Growth Fund paid brokerage commissions of $180,432. Of that amount, $24,615 was paid to the Distributor. For the fiscal period ended December 31, 2001, the Aggressive Growth Fund paid brokerage commissions of $8,661. Of that amount $3,311 was paid to the Distributor.

      While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period (subject to compliance with certain tax requirements for qualification as a regulated investment company) if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. Each Fund anticipates that in the year 2002 its annual portfolio turnover rate will be approximately 100%-200%. For the fiscal years ended December 31, 1999, 2000 and 2001, Growth Fund's turnover rates were 145%, 187% and 150%, respectively. For the fiscal period ended December 31, 2001, Aggressive Growth Fund's turnover rate was 45%. The portfolio turnover rate of the Funds may vary significantly from year to year. The Funds may pay a greater amount in brokerage commissions than similar size funds with a lower turnover rate. In addition, since the Funds may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level and carried forward for up to eight years to the extent there are no gains to offset for a particular year. See "Taxes" in this Statement of Additional Information.

                                   MANAGEMENT

      The Directors and officers of The Needham Funds, Inc., their addresses, ages, positions with The Needham Funds, Inc., principal occupations during the past five years and the number of portfolios overseen by each of them are set forth below. The Directors are responsible for the overall supervision of the Funds and its affairs, as well as evaluating the Adviser, consistent with their duties as directors under the corporate laws of the State of Maryland.

                                                                 Number of
                                                                 Portfolios in
                                                                 Fund Complex     Principal Occupation(s) and Other
                                                                 Overseen by      Directorships held by Director
Name and Address          Age      Position with Registrant      Directors        During Past 5 Years
----------------          ---      ------------------------      -------------    ---------------------------------
GEORGE A. NEEDHAM*+       59       Chairman and Director         2                Chairman of the Board and Chief
445 Park Avenue                                                                   Executive Officer of Needham &
New York, NY  10022                                                               Company, Inc.

JOHN C. MICHAELSON*+      48       President and Director        2                President of the Advisor since January
445 Park Avenue                                                                   1997; Managing Director of Needham
New York, NY  10022                                                               & Company, Inc.

ROGER W. JOHNSON          67       Director                      2                Administrator of the U.S. General
445 Park Avenue                                                                   Services Administration from 1993 to
New York, NY  10022                                                               June 1996; Chief Executive Officer and
                                                                                  Chairman of the Board (since 2001) and
                                                                                  Director (since 1999) of Collectors
                                                                                  Universe, Inc. (a service provider in
                                                                                  the collectibles market); Director of
                                                                                  Sypris Solutions, Inc., Maxtor
                                                                                  Corporation, Insulectro and Computer
                                                                                  Access Technology Corporation.

JAMES POITRAS             60       Director                      2                Founder, Chairman, President and
445 Park Avenue                                                                   Chief Executive Officer of Integrated
New York, NY  10022                                                               Silicon Systems (a computer software
                                                                                  company) from 1985 to 1995; Director
                                                                                  (since 2000) and Chairman of the
                                                                                  Board (since 2001) of Kyma
                                                                                  Technologies, Inc. (a specialty
                                                                                  materials semiconductor company).

F. RANDALL SMITH          63       Director                      2                Founder and Chief Executive and
445 Park Avenue                                                                   Investment Officer of Capital Counsel
New York, NY  10022                                                               LLC (a registered investment adviser)
                                                                                  since September 1999; Co-Founder and
                                                                                  Managing Partner of Train, Smith
                                                                                  Counsel (a registered investment
                                                                                  adviser) from 1975 to August 1999.

JAMES K. KLOPPENBURG*+    46       Executive Vice                                 Executive Vice President of the
445 Park Avenue                    President of the                               Adviser and Managing Director of
New York, NY  10022                Aggressive Growth                              Needham & Company, Inc. since April
                                   Fund                                           2001; Managing Director of Equity
                                                                                  Sales for Hambrecht & Quist from
                                                                                  1995 to March 2001.

PETER J.R. TRAPP*+        56       Executive Vice                                 Executive Vice President of the
445 Park Avenue                    President of The                               Adviser; Managing Director of
New York, NY  10022                Growth Fund                                    Needham & Company, Inc. since 1994.

GLEN ALBANESE*+           30       Managing Director,                             Chief Financial Officer of Needham &
445 Park Avenue                    Treasurer and Secretary                        Company, Inc. since January, 2000;
New York, NY  10022                                                               CFO of Needham Asset Management
                                                                                  from 1997 to 1999 and Portfolio
                                                                                  Administrator from 1996 to 1997;
                                                                                  Senior Accountant of PaineWebber
                                                                                  Group, Inc. from 1995-1996.

----------
*     An "interested person" as defined in the 1940 Act.
+ May be deemed to be an "affiliated person" of the Adviser and of Needham & Company, Inc.

            Share Ownership

      As of December 31, 2001, the dollar range of each Director's ownership interest in the equity securities of the Funds and the aggregate dollar range of each Director's beneficial ownership interest in all other series of The Needham Funds, Inc. overseen by the Director was as follows:

                       Dollar Range of Equity            Aggregate Dollar Range of
                      Securities in Growth Fund           Equity Securities in all
Name of Director      and Aggressive Growth Fund     series of The Needham Funds, Inc.
----------------      --------------------------     ---------------------------------
George A. Needham           over $100,000                      over $100,000
John C. Michaelson          over $100,000                      over $100,000
Roger W. Johnson            over $100,000                      over $100,000
James Poitras            $50,001 to $100,000                $50,001 to $100,000
F. Randall Smith                 None                               None

      No director, who is not an "interested person" of either Fund, is the beneficial owner, either directly or indirectly, or the record owner of any securities of the Adviser, Needham & Company, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Needham & Company, Inc.

     The Board of Directors has established an audit committee, comprised of the non-interested directors of The Needham Funds, Inc., which meets annually, reviews the audits of the Funds and recommends a firm to serve as independent auditors of the Funds.

            Remuneration

     The fees for non-interested directors, $5,500 per year and $500 for each Board and audit committee meeting attended in person or by telephone, are paid by The Needham Funds, Inc.

      The officers of the Funds and the Registrant receive no compensation for the performance of any duties with respect to the Funds or the Registrant. For the fiscal year ending December 31, 2001, the Directors earned the following compensation from The Needham Funds, Inc.:

                               COMPENSATION TABLE
                 (for the fiscal year ended December 31, 2001)

                          Aggregate             Pension or Retirement       Estimated Annual      Total Compensation
                          Compensation          Benefits Accrued as Part    Benefits upon         from Registrant &
Name of Director          from Registrant       of Fund Expenses            Retirement            Fund Complex(1)
----------------          ---------------       ----------------            ----------            ---------------
George A. Needham         $0                    $0                          $0                    $0

John C. Michaelson        $0                    $0                          $0                    $0

Roger W. Johnson          $8000                 $0                          $0                    $8000

James Poitras             $8000                 $0                          $0                    $8000

F. Randall Smith          $8000                 $0                          $0                    $8000

      Directors and employees of The Needham Funds, Inc. and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Code of Ethics, which was adopted by the Boards of Directors of The Needham Funds, Inc. and the Adviser under Rule 17j-1 of the 1940 Act.

                        PURCHASE AND REDEMPTION OF SHARES

      Information relating to the purchase and redemption of shares of the Fund is located in the Prospectus.

----------
(1)   The Needham Funds, Inc. currently has two series of its common stock.

                                NET ASSET VALUE

      Generally, the net asset value per share of each Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange (usually 4:00 p.m.) and will be computed by determining the aggregate market value of all assets of each Fund less its liabilities, and then dividing that number by the total number of shares of that Fund outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day. Shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share. Each Fund may change the time at which the price of its shares is determined if the Exchange closes at a different time or an emergency or other extraordinary situation exists.

      Portfolio securities positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. Foreign market closing prices are translated into U.S. dollar values at the mean of the bid and asked prices for the particular foreign currency as quoted on the valuation date. The value of a financial futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the financial futures contract. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors of The Needham Funds, Inc. as the primary market.

      Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; short-term investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of The Needham Funds, Inc., although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors of The Needham Funds, Inc. The assets of each Fund may also be valued on the basis of valuations provided by a pricing service approved by the Board of Directors of The Needham Funds, Inc.

      Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by the Board of Directors of The Needham Funds, Inc.

                            PERFORMANCE INFORMATION

      The Funds may advertise their performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as each Fund has been in existence. Average annual total return which may be used in such advertising will be calculated according to the following formulas:

                                 P(1+T)(n) = ERV

Where:    P       =        a hypothetical initial payment of $1,000
          T       =        Average annual total return
          n       =        number of years
          ERV     =        Ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or periods

      Average Annual Total Return (After Taxes on Distributions) which may be used in such advertising will be calculated according to the following formula:

                                 P(1+T)(n) = ATV(D)

Where:    P       =        a hypothetical initial payment of $1,000
          T       =        Average annual total return (after taxes on
                           distributions)
          n       =        number of years
          ATV(D)  =        ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

      Average Annual Total Return (After Taxes on Distributions and Redemptions) which may be used in such advertising will be calculated according to the following formula:

                                P(1+T)(n) = ATV(DR)

Where:    P       =        a hypothetical initial payment of $1,000
          T       =        average annual total return (after taxes on
                           distributions and redemptions)
          n       =        number of years
          ATV(DR) =        ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on fund distributions and redemption

      Under the foregoing formulas, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

      The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by each Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

      A Fund may also calculate total return on a cumulative basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

      Cumulative Total Return = [(ERV) - 1 ]
                                  ---
                                   P

            Other Information

      The Funds' performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in either Fund will fluctuate and an investor's redemption proceeds may be more or less than the original investment amount.

            Comparison of Fund Performance

      The performance of either Fund may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Funds may use performance data reported in financial and industry publications, including, but not limited to, Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

      The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

      Russell 2000 Index -- the Russell 2000 Index measures the performance of 2,000 companies with small to mid-size capitalizations domiciled in the U.S. and its territories. The companies that comprise this index are selected by first ranking the 3,000 largest U.S. companies based on market capitalization and then excluding the 1,000 largest of such companies and including the next largest 2,000 companies. This index is market capitalization weighted and is maintained by the Frank Russell Company. There are always 2,000 issuers in the Russell 2000 Index. The Frank Russell Company reconstitutes this index annually.

      S&P 500 Index -- the S&P 500 Index is an index of 500 stocks designed to mirror the overall equity market's industry weighting. Most, but not all, large capitalization stocks are in this index. There are also some small capitalization names in this index. This index is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500 Index. Changes are made by Standard & Poor's as needed.

      NASDAQ Composite Index - the NASDAQ Composite Index is a broad-based capitalization weighted index of all NASDAQ National Market & Small Cap stocks.

     Morgan Stanley High Tech Index - the Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology sectors.

      S&P 400 Midcap Index - the S&P 400 Midcap is an index of 400 stocks having mid-sized capitalizations. The Index is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 400 issuers in the S&P 400 Midcap and changes are made by Standard & Poor's as needed.

      Dow Jones Industrial Average - the Dow Jones Industrial Average is a price weighted average of 30 blue-chip stocks that are generally leaders in their industry.

      S&P Health Care Index - the S&P Health Care Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the business of health care related products or services.

       Bloomberg/Broadcast & Cable Stock Index - the Bloomberg/Broadcast & Cable Stock Index is a price-weighted index that measures the performance of the U.S. broadcasting and cable industries.

       S&P Retail Index - the S&P Retail Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the retail industry.

       Philadelphia Oil Service Sector Index - the Philadelphia Oil Service Sector Index is a price-weighted index of leading oil service companies.

      Some or all of the indices named above may be trademarked by the respective owners.

                         TAX-SHELTERED RETIREMENT PLANS

      The Funds offer certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses, SEP-IRAs and Roth IRAs. Shares of the Funds may also be purchased by Qualified Retirement Plans, such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans and by Defined Benefit Plans. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Funds are not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Funds.

                                      TAXES

                       Taxation of the Funds -- In General

      Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Funds generally will not be subject to Federal income tax on that part of their investment company taxable income (consisting generally of net investment income, income from certain foreign currency transactions and any excess of net short-term capital gains over net long-term capital loss) and net capital gain that is annually distributed to each Fund's shareholders. Each Fund intends to continue to so qualify and elect to be treated as a regulated investment company so long as to do so is in the best interests of its shareholders. To so qualify, each Fund, among other things, must (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) (a) at the close of each quarter of the taxable year, have at least 50% of the market value of the Fund's assets represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not have more than 25% of the value of its assets invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

      In addition, each Fund must satisfy the distribution requirements of the Code, including the requirement that it distribute at least 90% of its "investment company taxable income" annually.

By qualifying (and electing to be treated) as a regulated investment company, the Funds will not be subject to Federal income tax on their investment company taxable income and net capital gain that it distributes to shareholders. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividend income to the extent of the Fund's current or accumulated earnings or profits.

      Each Fund will be liable for a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute (i) at least 98% of its ordinary income realized during such calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any income or gain from the prior year that was neither distributed to shareholders nor taxed to the Fund for such year. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

      As long as each Fund qualifies as a regulated investment company for U.S. Federal income tax purposes and distributes all of its investment company taxable income and net capital gain, it will not be subject to any corporate tax in the State of Maryland and generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

                       Taxation of the Funds' Investments

      Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds is treated as ordinary income under Section 1276 of the Code. Generally, a market discount bond is defined as any bond bought by a Fund after its original issuance at a price below its principal amount. In addition, all or a portion of the gain realized from engaging in "conversion transactions" is treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in applicable Treasury regulations. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.

     Under Section 1256 of the Code, any gain or loss a Fund realizes from certain futures or forward contracts and options transactions is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Absent an election to the contrary, gain or loss arises upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. If a Fund was treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" generally would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. However, a Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to that Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by that Fund, losses realized by that Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

      If a Fund makes a "constructive sale" of an "appreciated financial position," the Fund will recognize gain but not loss as if the position were sold at fair market value on the date of such constructive sale. Constructive sales include short sales of substantially identical property, offsetting notional principal contracts with respect to substantially identical property and futures and forward contracts to deliver substantially identical property. However, transactions that otherwise would be treated as constructive sales are disregarded if closed within 30 days after the close of the taxable year and that Fund holds the position and does not hedge such position for 60 days thereafter. In addition, to the extent provided in regulations (which have not yet been promulgated), a constructive sale also occurs if a taxpayer enters into one or more other transactions (or acquires one or more positions) that have "substantially the same effect" as the transactions described above. Appreciated financial positions include positions with respect to stock, debt, instruments or partnership interests if gain would be recognized on a disposition at fair market value. If the constructive sale rules apply, adjustments are made to the basis and holding period of the affected financial position, and a Fund would recognize gain but would not have cash available to make distributions. Accordingly, the gain realized under the constructive sale provisions would impact on the amount of distributions required by that Fund so as to avoid the imposition of the 4% excise tax.

      If a Fund invests in any non-U.S. corporation that either satisfies (i) the "passive income test" (e.g., receives at least 75% of its annual gross income from passive sources, such as interest, dividend, rental, royalty or capital gain income) or (ii) the "passive asset test" (e.g., at least 50% of its assets on average consist of assets which produce or are held for the production of passive income) ("passive foreign investment company" or "PFIC") and that does not distribute its income on a regular basis, that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such company or gain from the sale of stock in such company, even if all income or gain actually received by that Fund is timely distributed to its shareholders. In addition, any gain on sale of PFIC stock would be treated as ordinary income. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. If a Fund were to invest in the stock of a passive foreign investment company and elect to treat such company as a "qualified electing fund" under the Code (and the company agreed to adhere to certain information reporting requirements), in lieu of the foregoing consequences, that Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to that Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above even if that Fund received no money to distribute and would impact on the amount of distributions required by that Fund so as to avoid the imposition of the 4% excise tax. To satisfy those distribution requirements, a Fund would have to use cash from other sources, including proceeds from the disposition of its assets. As an alternative to a qualified electing fund election, a Fund generally could elect to mark-to-market shares of a publicly traded PFIC and thereby avoid the application of the excess distribution rules. However, the gain realized under such approach would impact upon the amount of distributions required by a Fund so as to avoid the imposition of the 4% excise tax (because no cash would be available from such mark-to-market transaction with which to make any such distribution). Accordingly, a Fund will limit its investments in such passive foreign investment companies and will undertake appropriate actions to limit its tax liability, if any, with respect to such investments.

                          Taxation of the Shareholders

      Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. A Fund may also make distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, a noncorporate shareholder's net capital gains will be taxed at a maximum rate of 20% for property held by a Fund for more than one year, and the maximum rate is reduced to 18% for property held by that Fund for more than five years. A Fund will provide information relating to the portions of any net capital gain distribution that may be treated by noncorporate shareholders as eligible for the maximum long-term capital gains rate. Such treatment would apply regardless of the length of time the shares of that Fund have been held by such shareholders.

      Distributions of net investment income and capital gain net income are taxable as described above whether received in cash or reinvested in additional shares. A shareholder's tax basis in each share received from a Fund is equal to the fair market value of such share on the payment date.

      Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's tax basis, such distribution nevertheless is taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution receive a return of investment upon such distribution which is nevertheless taxable to them.

      A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Generally, such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. In the case of a noncorporate shareholder, if such shares were held for more than one year at the time of disposition such gain will be long-term capital gain and if such shares were held for one year or less at the time of disposition such gain will be short-term capital gain and will be taxed at the applicable ordinary income tax rate. In addition, any loss realized upon a taxable disposition of shares within six months from the date of their purchase is treated as a long-term capital loss to the extent of long-term capital gain distributions received from a Fund during such six-month period. Finally, all or a portion of any loss realized upon a taxable disposition of a Fund's shares may be disallowed if other shares of the same Fund are purchased (including a purchase by automatic reinvestment) within 30 days before or after such disposition. In such a case, the tax basis of the shares acquired is adjusted to reflect the disallowed loss. Dividends from domestic corporations may comprise some portion of a Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions received by corporations from a Fund may be eligible for the 70% deduction for dividends received. Taxable corporate shareholders will be informed of the portion of dividends which so qualify. Receipt of qualifying dividends may result in the reduction of a corporate shareholder's tax basis in its shares by the untaxed portion of such dividends if they are treated as "extraordinary dividends" under Section 1059 of the Code. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days (91 days for preferred stock) during the 90-day period (180-day period for preferred stock) beginning on the date which is 45 days (90 days for preferred stock) before the ex-dividend date (for this purpose, holding periods are reduced for periods where the risk of loss with respect to shares is diminished). The same restrictions apply to a Fund with respect to its ownership of the dividend-paying stock. In addition, the deducted amount is included in the calculation of the Federal alternative minimum tax, if any, applicable to such corporate shareholders. In contrast, distributions of net capital gains are not eligible for the dividends-received deduction for corporate shareholders.

      Income received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of a Fund's assets at the close of a taxable year consists of securities of foreign corporations, that Fund may make an election that will permit shareholders in lieu of that Fund to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by that Fund, subject to limitations contained in the Code. Investors would then include in gross income both dividends paid to the shareholders and the foreign taxes paid by the Fund on its foreign investments. The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise the shareholders annually of their share of any creditable foreign taxes paid by the Funds.

      Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "Foreign Shareholder"), as defined in the Code, depends, in part, on whether the Foreign Shareholder's income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the Foreign Shareholder is a nonresident alien and the income from a Fund is not effectively connected with a U.S. trade or business carried on by the Foreign Shareholder, Fund distributions other than net capital gains distributions and distributions not out of earnings and profits are subject to a 30% (or lower treaty rate) U.S. withholding tax. Furthermore, such Foreign

Shareholders are subject to an increased U.S. tax on their income if a Fund elects (as described above) to "pass through" amounts of foreign taxes paid by that Fund due to the fact that such Foreign Shareholders are not able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Net capital gain distributions to, and capital gains realized by, such a Foreign Shareholder upon the sale of shares or receipt of distributions which are in excess of its tax basis and not made from earnings and profits are not subject to U.S. tax unless the Foreign Shareholder is an individual and is present in the U.S. for 183 days or more during the taxable year in which the gain was realized, and certain other conditions are satisfied. A Foreign Shareholder will be required to satisfy certification requirements in order to claim treaty benefits or otherwise claim a reduction of or exemption from withholding under the foregoing rules. These requirements will require identification of the holder and must be made under penalties of perjury. A Foreign Shareholder that is eligible for a reduced rate of U.S. withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

      Federal regulations generally require a Fund to withhold ("backup withholding") and remit to the U.S. Treasury 30% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to shareholders if they fail to certify either that the Taxpayer Identification Number ("TIN") furnished in connection with the opening of an account is correct or that shareholders have not received notice from the IRS of being subject to backup withholding as a result of failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder failed to properly report taxable dividend and interest income on a Federal tax return.

      If a shareholder is a resident alien or if dividends or distributions from a Fund are effectively connected with a U.S. trade or business carried on by the shareholder, then Fund distributions and any gains realized with respect to the shares are subject to U.S. Federal income tax at the rates applicable to U.S. citizens or residents or domestic corporations, as appropriate.

      The value of shares held by an individual Foreign Shareholder, even though he is a nonresident at his death, is includible in his gross estate for U.S. Federal estate tax purposes.

      The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described above. Such shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign Shareholders are advised to consult their own tax advisers with respect to (i) whether their income from a Fund is or is not effectively connected with a U.S. trade or business carried on by them, (ii) whether they may claim the benefits of an applicable tax treaty, and (iii) any other tax consequences to them of an investment in that Fund.

      The foregoing discussion is a general summary of certain of the current Federal income tax laws affecting the Funds and investors in the shares. This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations. Foreign Shareholders should also consult their tax advisers with respect to the applicability of a 30% withholding tax (which may be reduced or eliminated under certain income tax treaties) upon Fund distributions of ordinary income.

                         ORGANIZATION AND CAPITALIZATION

            General

      The Needham Funds, Inc. was incorporated in Maryland on October 12, 1995 and is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company. The business and affairs of The Needham Funds, Inc. are managed under the direction of its Board of Directors. The Needham Funds, Inc. is an affiliate of Needham & Company, Inc.

     The authorized capital stock of The Needham Funds, Inc. consists of one billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. The Board of Directors of The Needham Funds, Inc. is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Needham Funds, Inc. is currently comprised of two portfolios, the Growth Fund, and the Aggressive Growth Fund, each designated as a separate series of stock. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued. Fractional shares shall be entitled to fractional votes.

      There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor. In the event of liquidation of a particular series, the shareholders of the series being liquidated shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of any shares of any series shall not be entitled thereby to any distribution upon liquidation of any other series.

      Each share of the Funds shall have equal voting rights with every other share of every other series of The Needham Funds, Inc. and all shares of all such series shall vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Articles of Incorporation of The Needham Funds, Inc. or as the Board of Directors of The Needham Funds, Inc. may determine in its sole discretion.

      Maryland law does not require annual meetings of shareholders, except under certain specified circumstances, and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. Shareholders do have the right under the Articles of Incorporation to call a vote for the removal of directors. The Needham Funds, Inc. will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees, or of a change in fundamental policies, objectives or restrictions.

            Control Persons and Principal Holders of Securities

     As of March 28, 2002, the following persons held of record or beneficially owned 5% or more of the Growth Fund's outstanding common stock:

              NAME AND ADDRESS                                      PERCENT HELD

         Charles Schwab & Co. Inc.                                     38.06%
           101 Montgomery Street
          San Francisco, CA 94110

National Financial Services Corp. (Fidelity)                           25.00%
       200 Liberty Street, 5th Floor
            New York, NY 10281

     The following persons held of record or beneficially owned 5% or more of the Aggressive Growth Fund's outstanding common stock:

              NAME AND ADDRESS                                      PERCENT HELD

            James K. Kloppenburg                                       12.24%
              445 Park Avenue
             New York, NY 10022

              George A. Needham                                         6.37%
               445 Park Avenue
              New York, NY 10022

               Harry Edelson                                            6.37%
             412 Braeburn Road
            Ho Ho Kus, NJ 07423

              Robert S. Birch                                           5.87%
              765 Park Avenue
             New York, NY 10021

     As of March 28, 2002, the directors and officers of The Needham Funds, Inc. as a group owned approximately 1% of the outstanding shares of the Growth Fund and approximately 20% of the outstanding shares of the Aggressive Growth Fund.

                              FINANCIAL STATEMENTS

     The statements of assets and liabilities, including the schedules of securities sold short, as of December 31, 2001, for the Funds, the related statements of operations for the fiscal period ended December 31, 2001 for the Funds, statements of changes in net assets for the fiscal periods ended December 31, 2001, for the Funds, and December 31, 2000 for Growth Fund, financial highlights, and notes to the financial statements and the independent auditors' report to the Board of Directors and shareholders of the Funds dated February 21, 2002 are incorporated herein by reference to the Funds' Annual Report. A copy of the Funds' Annual Report may be obtained without charge from PFPC Inc. by calling 800-625-7071.